UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3883

DWS COMMUNICATIONS FUND

(FORMERLY SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.)

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

  DECEMBER 31, 2005

Annual Report to Shareholders

DWS Communications Fund (formerly Scudder Flag Investors Communications Fund)

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the DWS Communications Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/05
DWS Communications Fund	1-Year	3-Year	5-Year	10-Year
Class A	14.95%	19.61%	-6.05%	7.25%
Class B	14.03%	18.44%	-6.89%	6.37%
Class C	14.01%	18.45%	-6.89%	6.38%
S&P 500 Index+	4.91%	14.39%	.54%	9.07%
DWS Communications Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	15.24%	19.99%	-5.78%	1.20%
S&P 500 Index+	4.91%	14.39%	.54%	3.36%

Sources: Lipper Inc. and Investment Company Capital Corporation

* Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/05	$ 19.30	$ 17.96	$ 17.98	$ 19.66
12/31/04	$ 16.79	$ 15.75	$ 15.77	$ 17.06
Class A Lipper Rankings — Telecommuncation Funds Category as of 12/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	37	19
3-Year	22	of	34	63
5-Year	18	of	31	57
10-Year	3	of	7	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Communications Fund — Class A [] S&P 500 Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/05
DWS Communications Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,834	$16,126	$6,898	$18,975
	Average annual total return	8.34%	17.27%	-7.16%	6.61%
Class B	Growth of $10,000	$11,103	$16,414	$6,929	$18,541
	Average annual total return	11.03%	17.96%	-7.07%	6.37%
Class C	Growth of $10,000	$11,401	$16,617	$6,999	$18,561
	Average annual total return	14.01%	18.45%	-6.89%	6.38%
S&P 500 Index+	Growth of $10,000	$10,491	$14,970	$10,275	$23,836
	Average annual total return	4.91%	14.39%	.54%	9.07%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Communications Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/05
DWS Communications Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,152,400	$1,727,600	$742,700	$1,094,700
	Average annual total return	15.24%	19.99%	-5.78%	1.20%
S&P 500 Index+	Growth of $1,000,000	$1,049,100	$1,497,000	$1,027,500	$1,285,000
	Average annual total return	4.91%	14.39%	.54%	3.36%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,108.60	$ 1,103.90	$ 1,103.70	$ 1,110.10
Expenses Paid per $1,000*	$ 7.65	$ 11.51	$ 11.56	$ 6.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,017.95	$ 1,014.27	$ 1,014.22	$ 1,019.21
Expenses Paid per $1,000*	$ 7.32	$ 11.02	$ 11.07	$ 6.06
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Communications Fund	1.44%	2.17%	2.18%	1.19%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Communications Fund: A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the DWS Communications Fund's (the "fund") investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the DWS family of funds. ABIM, a registered investment advisor, is a Maryland LLC owned by Buppert, Behrens & Owen, Inc. (a company organized by three principals of ABIM); J. Dorsey Brown; R. Hutchings Vernon; Richard W. Palmer and Joseph J. Quingert.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the activities of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Management Team

Bruce E. Behrens

Vice President and Principal of Alex. Brown Investment Management ("ABIM") and Co-Manager of the fund.

Joined ABIM in 1981 and co-managed the fund since its inception.

37 years of investment industry experience.

MBA, University of Michigan.

Member and past president of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.

Patrick J. O'Brien

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

Joined ABIM in 2001.

Co-managed the fund since May 1, 2002.

23 years of investment industry experience.

MBA, Columbia University.

In the following interview, Portfolio Managers Bruce E. Behrens and Patrick O'Brien discuss the market environment, fund performance and their strategy in managing DWS Communications Fund during the 12-month period ended December 31, 2005.

Q: How did the fund perform during 2005?

A: We are pleased to report that the fund performed well amid a potentially challenging environment in 2005. Telecommunications services was the worst performer of the 10 industry sectors within the S&P 500 Index, returning -9.05%, compared with a gain of 4.91% for the index as a whole. Nevertheless, the Class A shares of the fund delivered a return of 14.95% for the year. The fund's return also was well ahead of the 6.52% average gain of the 37 funds in its Lipper Telecommunications Funds peer group.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 7 through 10 for the performance of other share classes and more complete performance information.)

1 The Lipper Telecommunications Funds category comprises funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture or sale of telecommunications services or equipment. Category returns assume reinvestment of all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in a Lipper category.

Q: What were the main reasons for the fund's outperformance?

A: Our most important decision was our continued avoidance of the largest US fixed-line telecom companies, or RBOCs (regional Bell operating companies). The sector continued to perform poorly, and Verizon in particular was weak, with a loss of more than 20% for the year. Our focus on absolute returns means that we do not have to invest in a stock just because it is held in the benchmark, which allows our individual company research to be the sole driver of the fund's return. As a result, we were not compelled to invest in the RBOCs, which we continue to believe is a deteriorating business. VOIP, or voice over Internet protocol, is becoming increasingly popular and is now being offered not just by companies such as Vonage but by cable providers as well. Some RBOCs, such as Verizon, are trying to compete by spending vast amounts of money to develop their fiber infrastructures, but the economics of this endeavor are highly questionable. RBOCs have been poor performers for years, and we do not foresee any fundamental event that will cause this trend to change. We therefore have chosen to invest in companies with stronger economic profiles, such as international telecoms and those in the yellow pages and wireless businesses.

Q: How did the fund's holdings in wireless perform?

A: The top wireless performer for the year was a company we mentioned in June's semiannual report: ALLTEL Corp. ALLTEL completed its merger with Western Wireless in August 2005. At the beginning of the year, when the merger was announced, Western Wireless accounted for approximately 6% of the portfolio. This weighting subsequently increased to more than 9% by the time the merger was completed in August, due to the stock's strong gain. We received shares of ALLTEL in this deal, but we have since scaled back the portfolio's position. ALLTEL's subscriber growth has been lackluster, and management has not provided a sufficient explanation of its plan. Lacking clear visibility into ALLTEL's business, we decided to seek opportunities elsewhere.

The fund's positions in wireless tower companies also generated strong performance, as American Tower Corp. and Crown Castle International Corp. both continued to benefit from the rising demand for space on towers. As cellular operators seek to remove "dead spots" and add services such as wireless Internet access, the tower companies are able to earn more lease income from existing towers. This provides a substantial bottom-line benefit, since the towers cost little to maintain. American Tower's stock rose nearly 50% during 2005, while Crown Castle climbed almost 60%. We are maintaining the fund's position in both stocks, believing they are attractively valued in relation to the 12% to 15% cash flow growth we expect they will continue to deliver.

The fund's positions in three non-US cellular companies — America Movil SA de CV (ADR), which provides wireless services in Mexico; NII Holdings, Inc., Nextel's Mexican subsidiary; and Tim Participacoes SA (ADR), which operates in Brazil — also delivered gains.

Q: Traditional media stocks did not perform well in 2005. How was the fund invested in this area?

A: The stock prices of companies in the television, radio and cable businesses have been declining steadily for the past six to nine months. While this downturn may have become overdone toward the end of the year, there is a reason for the sector's poor performance: demand for advertising on traditional media outlets has weakened. The fund's holdings in this area — Cox Radio, Inc.; Gray Television, Inc.; Comcast Corp. and Liberty Media Corp. — have fallen along with the broader sector, but we believe there is a sound rationale to continue holding all four. Cox Radio did not join other radio companies in increasing its inventory of ad time in recent years, preferring instead to offer a better product with fewer commercials. This approach has begun to pay off in the form of higher ad rates and improved results, and we believe its stock price will ultimately reflect this. Gray Television, an operator of local television stations, has reported good earnings results, yet the stock nonetheless has fallen along with the broader sector. Comcast, meanwhile, has improved its earnings in recent years, but the market appears skeptical as to whether this trend can continue. We hold a positive outlook on the stock, believing management has enough discipline to execute well and manage its cash intelligently. Liberty Media, a holding company with interests in a variety of media concerns, has been a solid performer for the fund, and we believe management will continue to rationalize the company through spin-offs of its various entities.

Fortunately, given the performance of traditional media, the fund's largest holdings in the sector are in stocks of companies in the yellow pages business. We continue to hold positions in R.H. Donnelly Corp., Dex Media, Inc., and the French company PagesJaunes SA, and we initiated a new position in the British company Yell Group PLC. We added to our position in this sector throughout the year, and the fund's weighting in these names now stands at 23%. As one of the few forms of advertising that provide a direct return on spending, the yellow pages are not only huge cash generators but also relatively easy to manage. Google is seen as a potential threat, but we believe yellow pages will remain the preferred form of advertising for local businesses such as plumbers, electricians and the like. This was our largest category of new investment during the year, as we took advantage of dips to add to the fund's positions.

Q: The fund also has a significant weighting in international telecoms. Where are you finding opportunities overseas?

A: In addition to the Latin American cellular companies mentioned previously, we also hold Telefonos de Mexico SA de CV (ADR) (TELMEX), an inexpensive, high-yielding stock of a company with a huge market share and the benefit of the tailwind provided by the fast-growing Mexican economy. TELMEX is growing access lines at about a 9% rate, which is unheard of for wireline telecoms. We believe the stock is trading below its intrinsic value, and we expect that this gap will ultimately close. We have also maintained the fund's position in Chunghwa Telecom Co., Ltd. (ADR), of Taiwan, a fixed-line company with an attractive dividend yield.

We cut the fund's positions in two stocks: Telefonica SA (ADR) and Vodafone Group PLC (ADR). While the former is experiencing no problems, we reduced the position once the stock reached our price target. In the case of Vodafone, the decision to sell was based on our belief that the company's growth is peaking and the need to build out its 3G network will cause its expenses to rise.2 In addition, we are not comfortable with some of the company's capital allocation decisions. The position has been virtually eliminated from the portfolio.

2 3G Stands for third generation. Analog cellular phones were the first generation, and digital was the second generation. 3G generally includes enhanced multimedia, high speeds, always-on data access and greater voice capacity.

Q: Does the fund continue to hold positions outside of telecommunications?

A: Yes, we continue to hold a modest position in financial stocks, which reflects the research background of the members of the fund's management team. The reason for this non-telecom weighting is that our focus on absolute value means that we will not buy telecom stocks simply for the sake of being fully invested. While a few of these positions detracted value in 2005, all have provided a positive total return since the time of our initial purchase. We continue to use these holdings as a source of cash to fund redemptions and other purchases, and the non-telecom weighting is now down to approximately 11% of the fund.

Q: As we embark on a new year, are you planning any significant changes to your strategy?

A: At this time we do not expect to make many changes to the portfolio. We are comfortable with the stocks currently held in the fund, believing we currently own companies with sound long-term economics and meaningful upside potential. We believe our emphasis on fundamental research and our ability to invest across the entire spectrum of communications-related companies will help the fund produce a strong absolute return on a long-term basis.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	97%	98%
Cash Equivalents	3%	—
Corporate Bonds	—	2%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04

Wireless Services	41%	31%
Specialty Services	23%	6%
Financials	11%	12%
Media	9%	13%
International Network Operations	8%	22%
Communication Equipment	4%	4%
National Carriers	2%	5%
Software & Applications	2%	4%
Health Care	—	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2005 (62.1% of Net Assets)
1. American Tower Corp. "A" Operator and developer of wireless communications and broadcast towers	11.5%
2. R.H. Donnelley Corp. Marketer of yellow pages	8.6%
3. PagesJaunes SA Publishes printed and electronic versions of directories in France	6.2%
4. America Movil SA de CV "L" (ADR) Provider of wireless communications services	5.8%
5. Sprint Nextel Corp. Provider of telecommunication services	5.7%
6. Dex Media, Inc. Provides local and national advertisers with internet and direct marketing	5.3%
7. NII Holdings, Inc. Provides mobile communications for business customers in Latin America	5.2%
8. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	4.7%
9. Telefonos de Mexico SA de CV "L" (ADR) Provider of telecommunication services	4.6%
10. Crown Castle International Corp. Engineers, deploys, owns and operates shared wireless infrastructure	4.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2005

	Shares	Value ($)

Common Stocks 96.9%
Communications Equipment 4.0%
ADTRAN, Inc.	460,000	13,680,400
Financials 10.7%
Capital One Financial Corp.	130,000	11,232,000
Erie Indemnity Co. "A" (a)	2,787	148,268
First Marblehead Corp.	50,000	1,643,000
Freddie Mac	241,000	15,749,350
Leucadia National Corp. (a)	154,650	7,339,689
		36,112,307
International Network Operations 7.6%
Chunghwa Telecom Co., Ltd. (ADR) (a)	85,800	1,574,430
Telefonica SA (ADR) (a)	187,663	8,448,588
Telefonos de Mexico SA de CV "L" (ADR) (a)	625,800	15,444,744
Vodafone Group PLC (ADR)	620	13,312
		25,481,074
Media 8.7%
Comcast Corp. "A"* (a)	126,035	3,271,869
Comcast Corp. Special "A"*	250,000	6,422,500
Cox Radio, Inc. "A"* (a)	350,000	4,928,000
Discovery Holding Co. "A"* (a)	63,895	968,009
Gray Television, Inc. (a)	703,700	6,910,334
Jupiter Telecommunications Co., Ltd.*	250	199,474
Liberty Global, Inc. "A"*	38,484	865,890
Liberty Global, Inc. "C"*	38,484	815,861
Liberty Media Corp. "A"*	638,956	5,028,584
		29,410,521
National Carriers 1.8%
Cincinnati Bell, Inc.* (a)	1,695,100	5,949,801
Software & Applications 1.7%
IHS, Inc. "A"*	174,000	3,570,480
NeuStar, Inc. "A"*	75,000	2,286,750
		5,857,230
Specialty Services 22.8%
Dex Media, Inc.	654,600	17,733,114
PagesJaunes SA	800,000	20,827,167
Yell Group PLC	1,000,000	9,230,489
R.H. Donnelley Corp.*	472,900	29,140,098
		76,930,868
Wireless Services 39.6%
Alamosa Holdings, Inc.* (a)	500,000	9,305,000
ALLTEL Corp.	106,250	6,704,375
America Movil SA de CV "L" (ADR)	669,000	19,574,940
American Tower Corp. "A"*	1,434,500	38,874,950
Crown Castle International Corp.*	568,300	15,292,953
NII Holdings, Inc.*	400,000	17,472,000
Nokia Oyj (ADR)	50,000	915,000
Sprint Nextel Corp.	823,876	19,245,743
Tim Participacoes SA (ADR) (a)	116,600	2,947,648
UbiquiTel, Inc.* (a)	325,000	3,214,250
		133,546,859
Total Common Stocks (Cost $218,131,440)		326,969,060

Securities Lending Collateral 8.5%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $28,724,087)	28,724,087	28,724,087

Cash Equivalents 2.7%
Cash Management QP Trust, 4.26% (d) (Cost $9,026,413)	9,026,413	9,026,413
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $255,881,940)+	108.1	364,719,560
Other Assets and Liabilities, Net	(8.1)	(27,375,323)
Net Assets	100.0	337,344,237
* Non-income producing security.
+ The cost for federal income tax purposes was $255,881,940. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $108,837,620. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $119,519,411 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,681,791.
(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $27,825,213 which is 8.2% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $218,131,440) — including $27,825,213 of securities loaned	$ 326,969,060
Investment in Daily Assets Fund Institutional (cost $28,724,087)*	28,724,087
Investment in Cash Management QP Trust (cost $9,026,413)	9,026,413
Total investments in securities, at value (cost $255,881,940)	364,719,560
Cash	10,000
Receivable for investments sold	2,238,065
Dividends receivable	542,581
Interest receivable	30,470
Receivable for Fund shares sold	91,533
Other assets	24,791
Total assets	367,657,000
Liabilities
Payable for Fund shares redeemed	922,530
Payable upon return of securities loaned	28,724,087
Accrued investment advisory fee	262,508
Other accrued expenses and payables	403,638
Total liabilities	30,312,763
Net assets, at value	$ 337,344,237
Net Assets
Net assets consist of: Accumulated net investment loss	(274,012)
Net unrealized appreciation (depreciation) on investments	108,837,620
Accumulated net realized gain (loss)	(512,376,371)
Paid-in capital	741,157,000
Net assets, at value	$ 337,344,237
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($295,280,135 ÷ 15,301,357 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 19.30
Maximum offering price per share (100 ÷ 94.25 of $19.30)	$ 20.48

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($27,004,388 ÷ 1,503,537 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)
$ 17.96

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,164,645 ÷ 732,091 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 17.98
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,895,069 ÷ 96,409 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 19.66
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $264,309)	$ 4,027,150
Interest — Cash Management QP Trust	130,699
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	85,221
Total Income	4,243,070
Expenses: Investment advisory fee	3,064,191
Services to shareholders	531,664
Custodian and accounting fees	109,026
Distribution and shareholder servicing fees	1,268,482
Auditing	61,954
Legal	34,034
Directors' fees and expenses	14,397
Reports to shareholders	132,738
Administrative fee	508,911
Registration fees	56,830
Other	21,969
Total expenses before expense reductions	5,804,196
Expense reductions	(516,853)
Total expenses after expense reductions	5,287,343
Net investment income (loss)	(1,044,273)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	18,043,433
Foreign currency related transactions	(235,158)
17,808,275
Net unrealized appreciation (depreciation) during the period on investments	28,858,348
Net gain (loss) on investment transactions	46,666,623
Net increase (decrease) in net assets resulting from operations	$ 45,622,350

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2005	2004
Operations: Net investment income (loss)	$ (1,044,273)	$ (2,677,834)
Net realized gain (loss) on investment transactions	17,808,275	(29,462,201)
Net unrealized appreciation (depreciation) on investment transactions during the period	28,858,348	100,870,510
Net increase (decrease) in net assets resulting from operations	45,622,350	68,730,475
Fund share transactions: Proceeds from shares sold	43,027,448	30,227,876
Cost of shares redeemed	(117,850,064)	(118,172,741)
Redemption fees	5,625	—
Net increase (decrease) in net assets from Fund share transactions	(74,816,991)	(87,944,865)
Increase (decrease) in net assets	(29,194,641)	(19,214,390)
Net assets at beginning of period	366,538,878	385,753,268
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $247,012 and $102,966, respectively)	$ 337,344,237	$ 366,538,878

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 16.79	$ 13.85	$ 11.27	$ 18.57	$ 26.37
Income (loss) from investment operations: Net investment income (loss)	(.03)[a]	(.08)[a]	.01[a]	(.03)[a]	(.05)
Net realized and unrealized gain (loss) on investment transactions	2.54	3.02	2.57	(7.27)	(7.75)
Total from investment operations	2.51	2.94	2.58	(7.30)	(7.80)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 19.30	$ 16.79	$ 13.85	$ 11.27	$ 18.57
Total Return (%)[b,c]	14.95	21.23	22.89	(39.31)	(29.54)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	295	284	286	302	728
Ratio of expenses before expense reductions (%)	1.58	1.69	1.49	1.77	1.39[d]
Ratio of expenses after expense reductions (%)	1.43	1.54	1.34	1.62	1.24[d]
Ratio of net investment income (loss) (%)	(.18)	(.55)	.13	(.20)	(.22)
Portfolio turnover rate (%)	21	34	62	43	14[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class A shares at the Fund level for the period ended December 31, 2001 were ..99% after waivers and 1.09% before waivers.
[e] Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Amount is less than $.005.

Class B Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.75	$ 13.09	$ 10.80	$ 17.94	$ 25.66
Income (loss) from investment operations: Net investment income (loss)	(.13)[a]	(.17)[a]	(.07)[a]	(.11)[a]	(.24)
Net realized and unrealized gain (loss) on investment transactions	2.34	2.83	2.36	(7.03)	(7.48)
Total from investment operations	2.21	2.66	2.29	(7.14)	(7.72)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 17.96	$ 15.75	$ 13.09	$ 10.80	$ 17.94
Total Return (%)[b,c]	14.03	20.32	21.20	(39.80)	(30.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	66	83	87	222
Ratio of expenses before expense reductions (%)	2.33	2.44	2.24	2.52	2.14[d]
Ratio of expenses after expense reductions (%)	2.18	2.29	2.09	2.37	1.99[d]
Ratio of net investment income (loss) (%)	(.93)	(1.30)	(.62)	(.95)	(.97)
Portfolio turnover rate (%)	21	34	62	43	14[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class B shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
[e] Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Amount is less than $.005.

Class C Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.77	$ 13.10	$ 10.81	$ 17.96	$ 25.69
Income (loss) from investment operations: Net investment income (loss)	(.14)[a]	(.17)[a]	(.06)[a]	(.12)[a]	(.25)
Net realized and unrealized gain (loss) on investment transactions	2.35	2.84	2.35	(7.03)	(7.48)
Total from investment operations	2.21	2.67	2.29	(7.15)	(7.73)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 17.98	$ 15.77	$ 13.10	$ 10.81	$ 17.96
Total Return (%)[b,c]	14.01	20.38	21.18	(39.81)	(30.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	15	15	16	41
Ratio of expenses before expense reductions (%)	2.33	2.44	2.24	2.52	2.14[d]
Ratio of expenses after expense reductions (%)	2.18	2.29	2.09	2.37	1.99[d]
Ratio of net investment income (loss) (%)	(.93)	(1.30)	(.62)	(.95)	(.97)
Portfolio turnover rate (%)	21	34	62	43	14[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total Return would have been lower had certain expenses not been reduced.
[d] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class C shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
[e] Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Amount is less than $.005.

Institutional Class Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 17.06	$ 14.03	$ 11.37	$ 18.69	$ 26.47
Income (loss) from investment operations: Net investment income (loss)	.01[a]	(.05)[a]	.04[a]	.00a*	.01
Net realized and unrealized gain (loss) on investment transactions	2.59	3.08	2.62	(7.32)	(7.79)
Total from investment operations	2.60	3.03	2.66	(7.32)	(7.78)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 19.66	$ 17.06	$ 14.03	$ 11.37	$ 18.69
Total Return (%)[b]	15.24	21.60	23.39	(39.17)	(29.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	2	12
Ratio of expenses before expense reductions (%)	1.33	1.44	1.30	1.52	1.14[c]
Ratio of expenses after expense reductions (%)	1.18	1.30	1.15	1.37	.99[c]
Ratio of net investment income (loss) (%)	.07	(.31)	.32	.05	.05
Portfolio turnover rate (%)	21	34	62	43	14[d]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The annual expense ratios incurred by the Institutional Class at the Fund level for the period ended December 31, 2001 were .74% after waivers and .84% before waivers.
[d] Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Communications Fund, Inc. (formerly Scudder Flag Investors Communications Fund) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $512,376,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($149,790,000), December 31, 2010 ($344,993,000), December 31, 2011 ($3,433,000), December 31, 2012 ($9,289,000) and December 31, 2013 ($4,871,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $187,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ —
Capital loss carryforwards	$ (512,376,000)
Unrealized appreciation (depreciation) on investments	$ 108,837,620
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $70,386,483 and $156,314,425, respectively.

C. Related Parties

DWS Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, 0.90% of the next $100,000,000 of such net assets, 0.85% of the next $100,000,000 of such net assets, 0.80% of the next $200,000,000 of such assets, 0.73% of the next $500,000,000 of such assets, 0.68% of the next $500,000,000 of such assets and 0.65% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2005, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.90% of the Fund's average daily net assets. Alex. Brown Investment Management ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $90,008, of which $7,705 is unpaid at December 31, 2005.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2005, ICCC, in its capacity as Advisor and Administrator, contractually agreed to waive its fees equal to 0.15% of the Fund's average daily net assets. Accordingly, for the year ended December 31, 2005, the Administrator Service Fee aggregated $508,911, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent and dividend-paying agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. Transfer agent charges to the Fund by DWS-SISC for the year ended December 31, 2005 aggregated $443,637, of which $98,952 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended December 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2005
Class A	$ 701,487	$ 63,311
Class B	328,341	18,839
Class C	98,536	8,489
	$ 1,128,364	$ 90,639

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at December 31, 2005	Annual Effective Rate
Class B	$ 107,984	$ 6,604.25%
Class C	32,134	2,777.24%
	$ 140,118	$ 9,381

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2005 aggregated $9,933.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2005, the CDSC for Class B and C shares aggregated $122,530 and $1,037, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares for the year ended December 31, 2005, DWS-SDI received $8.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $17,220, of which $5,400 is unpaid at December 31, 2005.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse the Fund $7,470, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2005, the Fund's custodian fees were reduced by $472 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,326,560	$ 40,495,940	1,822,739	$ 27,522,383
Class B	54,171	896,399	93,481	1,332,339
Class C	91,685	1,569,290	90,974	1,313,855
Institutional Class	3,850	65,819	3,936	59,299
		$ 43,027,448		$ 30,227,876
Shares redeemed
Class A	(3,943,831)	$ (68,474,846)	(5,537,271)	$ (81,991,165)
Class B	(2,743,774)	(44,575,942)	(2,255,582)	(31,393,149)
Class C	(292,426)	(4,722,296)	(318,298)	(4,472,298)
Institutional Class	(3,892)	(76,980)	(21,434)	(316,129)
		$ (117,850,064)		$ (118,172,741)
Redemption fees		$ 5,625		$ —
Net increase (decrease)
Class A	(1,617,271)	$ (27,974,765)	(3,714,532)	$ (54,468,782)
Class B	(2,689,603)	(43,679,529)	(2,162,101)	(30,060,810)
Class C	(200,741)	(3,151,536)	(227,324)	(3,158,443)
Institutional Class	(42)	(11,161)	(17,498)	(256,830)
		$ (74,816,991)		$ (87,944,865)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

H. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Communications Fund, Inc. (formerly Scudder Flag Investors Communications Fund, Inc.)

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Communications Fund, Inc. (formerly Scudder Flag Investors Communications Fund, Inc.) (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Investment Management Agreement Approval

The Board of Directors of the DWS Communications Fund (the "Fund") approved, in September 2005, the continuation of the current investment management agreement with Investment Company Capital Corporation (the "Advisor") and the current sub-advisory agreement between the Advisor and Alex. Brown Investment Management (the "Sub-Advisor"). In terms of the process the Directors followed prior to approving the contracts, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of the Advisor and Sub-Advisor and their affiliates.

The Directors meet frequently to discuss Fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Sub-Advisor is paid by the Advisor out of its fee and not directly by the Fund.

The Advisor or the Sub-Advisor and their predecessors have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor and the Sub-Advisor are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on Fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of the Advisor's and Sub-Advisor's personnel and back-office operations, Fund valuations, and compliance policies and procedures. The Directors noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreements, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rate paid by the Fund (Class A shares) was higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class A shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitve relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's (Class A shares) performance was in the 2nd, 3rd and 2nd quartiles, respectively, of the applicable Lipper universe. The Board also observed that the Fund outperformed its benchmark in the one- and three-year periods, and underperformed its benchmark in the five-year period.

The nature, extent and quality of the advisory services provided by the Advisor and Sub-Advisor. The Board considered extensive information regarding the Advisor and Sub-Advisor, including the Advisor's and Sub-Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Advisor and the Sub-Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor and Sub-Advisor regarding the selection and compensation of brokers and dealers executing fund transactions for the Fund, including the Advisor's and Sub-Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the fund trading process.

The Advisor's and Sub-Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, Fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1999	Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).
		54
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)
		51
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005).	51
Rebecca W. Rimel 4/10/51 Director since 1996	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Director since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[6,8] 12/14/56 Chief Legal Officer, since 2005	Managing Director[5], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Unless otherwise indicated, the mailing address of each Director and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or officer first began serving in that position with DWS Communications Fund, Inc.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.
5 Executive title, not a board directorship
6 Address: 345 Park Avenue, New York, New York 10154
7 Address: Two International Place, Boston, Massachusetts 02110
8 Elected on December 2, 2005

The fund's Statement of Additional Information includes additional information about the fund's Directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	23339G 108	23339G 207	23339G 306	23339G 405
Fund Number	432	632	732	532

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Communications Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS COMMUNICATIONS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$51,500	$225	$0	$0
2004	$49,400	$185	$7,035	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$7,035	$0	$253,272	$260,307

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Communications Fund

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Communications Fund

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006